Second Quarter 2023 Company Overview

Legal Disclaimer IMPORTANT NOTICES The inclusion of references to P10, Inc. (the “Company”) in this presentation is for information purposes only as the holding company of various subsidiaries. P10 does not offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by P10. By accepting this presentation, you acknowledge that P10 is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by subsidiaries of P10 which are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, this presentation may be considered marketing materials, in which event it would be marketing materials of each registered investment adviser subsidiary only. To the extent you have any questions regarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Any securities described herein have not been recommended by any U.S. federal or state or non-U.S. securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Nothing herein is intended to provide tax, legal or investment advice. Caution Regarding Forward-Looking Information Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will," "expect," "believe," "estimate," "continue," "anticipate," "intend," "plan“ and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 27, 2023, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Caution Regarding Financial and Operating Projections All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict and no representation of any kind is made with respect thereto. The Company’s future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond the Company’s control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Fee-Paying Assets Under Management, or FPAUM FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Use of Non-GAAP Financial Measures by P10, Inc. The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted EBITDA, Adjusted Net Income (“ANI”) and fee-paying assets under management are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included later in this presentation. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Adjusted EBITDA and adjusted net income should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Highly Compelling Value Proposition Attractive investment thesis SUPERIOR TRACK RECORD  Attractive and growing revenue base with highly recurring and well diversified revenue and strong margins DEEP TALENT  Experienced management team with significant insider ownership, proven M&A track record, and supported by a deep bench of investment talent MEANINGFUL PARTNERSHIPS  Premier, specialized private markets solutions provider operating in large and growing markets with increasing investor allocations UNRIVALED ACCESS  Highly recurring revenue composed almost entirely of management and advisory fees earned primarily on committed capital from long-term, contractually locked up funds DATA ADVANTAGE  Strong investment performance across private markets driven by experience, investment process, and data advantage supporting the ability to grow and attract future funds

Private Markets Ecosystem Premier private markets solutions provider P10 is a specialized private markets solutions provider. As LPs entrust us with capital, we strengthen our relationships with high performing, difficult-to-access fund managers. These relationships drive additional investment opportunities, source more data, enable portfolio optimization, enhance returns, and in turn, attract new LPs. Our position within the private markets ecosystem is reinforced by our synergistic multi-asset class solutions, extracting sourcing opportunities from our vast network of GPs and portfolio companies. Global LP base of 3,400+ Institutional and HNW Investors Proprietary database and analytics platform supported by 104 seasoned professionals Unified private markets solutions network of 260+ GPs driving sourcing Limited Partners (LPs) Public Pensions Family Offices High Net Worth Wealth Managers Endowments & Foundations Corporate Pensions Financial Institutions Sovereign Wealth Funds

Premier Private Markets Solutions Provider Comprehensive suite of private market vehicles1 Primary Solutions Direct and Co-Investments Secondary Investments Asset Classes Private Equity Venture Capital Private Equity Venture Capital Private Credit Impact Investing Private Equity Structure Description Invests in diversified portfolio of funds across asset classes with defined investment strategies Direct and co-investments alongside leading GPs Invests in secured unitranche, second lien, mezzanine loans, and equity GP stakes Secondary purchaser of LP interests in private equity funds Focused exclusively on middle and lower middle market private equity funds Value Proposition Provides instant fund diversification to investors Differentiated access to relationship-driven middle and lower middle market sectors Specialized underwriting skills and expertise to select the best managers Offered in both commingled investment vehicles and customized separate accounts Robust database and analytics platform Extensive built-in network of fund managers results in significant actionable deal flow Deals sourced from GP relationships and trusted advisors with preferred economic terms Ability to leverage extensive fund manager diligence and insights as part of investment selection process Well-diversified portfolio across industry, sponsor, and geography Offered in both commingled investment vehicles and customized separate accounts Robust database and analytics platform Ability to purchase interests at a discount Ability to leverage extensive fund manager diligence and insights as part of investment selection process Shorter holding period and earlier cash returns Countercyclical nature Reduced blind pool risk Offered through commingled investment vehicles Robust database and analytics platform FPAUM2 $13.0Bn $7.8Bn $1.4Bn Notes: Any discussion in this presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets. FPAUM as of June 30, 2023.

Premier Private Markets Solutions Provider Differentiated platform with specialized private markets solutions1 Private Equity Venture Capital Private Credit Impact Investing PRIMARIES DIRECT & CO-INVESTMENTS SECONDARIES PRIMARIES DIRECT & CO-INVESTMENTS DIRECT & CO-INVESTMENTS DIRECT & CO-INVESTMENTS Middle and Lower Middle Market Private Equity High Performing, Access-Constrained Venture Capital Flexible Credit Solutions to Lower Middle Market Sponsors Impact Investing Across the Capital Structure $11.8Bn FPAUM 41 INV. PROFESSIONALS $5.8Bn FPAUM 11 INV. PROFESSIONALS $2.7Bn FPAUM 37 INV. PROFESSIONALS $1.9Bn FPAUM 15 INV. PROFESSIONALS 58 VEHICLES 2001 INCEPTION 20 VEHICLES 2007 INCEPTION 11 VEHICLES 1980 INCEPTION 37 VEHICLES 1999 INCEPTION Notes: 1. FPAUM and active vehicles shown by asset class solution as of June 30, 2023, while number of professionals and inception dates shown by manager.

Well Positioned in Attractive, Specialized, and Growing Markets Lower Middle Market Benefits Large Pool of Opportunities Limited Alternatives for Capital Operational Value Add Inefficient Sourcing Favorable Purchase Price Valuations Multiple Arbitrage Exit Flexibility Favorable LP/GP Alignment of Incentives Capital Available by Fund Size1 Universe of Companies by Revenue Size2 Notes: Source: PitchBook and S&P Capital IQ. 1. PitchBook: Capital available to invest by fund size represents U.S. private equity overhang for vintage years 2014-2022. U.S. PE Funds: includes buyout, growth, co-investment, mezzanine, diversified PE, energy, and restructuring. As of 9/30/22. Latest data available. S&P Capital IQ: Commercially-active businesses in the U.S. All subsidiary and business establishment data are combined. Additionally, public sector entities are excluded. As of 2/10/23. Sources: PitchBook Data, Inc.: PitchBook is an independent and impartial research firm dedicated to providing premium data, news and analysis to the venture capital and private equity industries. As a specialty-focused information resource, PitchBook has the ability to meticulously collect, organize and analyze hard-to-find private equity deal data. Pitchbook has over 220,000 web crawlers to capture relevant information from numerous sources—including filings, press releases, websites and more. S&P Capital IQ is a multinational financial information provider headquartered in New York City, United States, and a division of S&P Global. S&P Capital IQ was formed in 2010 from offerings previously provided by Capital IQ, elements of S&P including Global Credit Portal and MarketScope Advisor, enterprise solutions such as S&P Securities Evaluations and Compustat, research offerings including Leveraged Commentary & Data, Global Markets Intelligence, and company and fund research. 7% 93% 77% 23% $603Bn of capital available to PE Funds over $1Bn $137Bn of capital available to Funds between $250M to $1Bn 8,533 companies w/revenues >$250M 125,035 companies w/revenues between $10M and $250M

Distinct Market Access, Deal Flow, and Data Analytics to Navigate Private Markets Unique and extensive proprietary analytics database | Data capabilities are a competitive differentiator 4.9K+ Investment Firms 9.8K+ Investment Funds 44K+ Individual Transactions 29K+ Private Companies 276K+ Financial Metrics Overview A competitive edge for systematic sourcing, diligence, and monitoring processes enable more informed investment decisions. 20+ years of granular data and analytics at the underlying manager, fund, and portfolio company levels for robust analysis. Data-driven Underwriting Unique analytical tools support due diligence and evaluation. Ongoing monitoring of a variety of private transactional and operating metrics. Proprietary benchmarking at the company level. Coordinated Sourcing Coordinated sourcing efforts within a process-driven approach to ensure dialogue with GPs in the ecosystem. Annual grading system based on deeply informed qualitative and quantitative analysis. Extensive Data Collection: Powerful Database and Business Intelligence Platform

Performance Summary Preeminent investment teams with a superior track record across portfolio solutions1 Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 6/30/23, performance as of 3/31/23) Fund I 2003 $92 105% 13.6% 1.8x Fund II 2005 $140 109% 8.1% 1.5x Fund III 2006 $225 107% 6.7% 1.4x Fund IV 2007 $265 110% 14.5% 2.0x Fund V 2008 $355 121% 13.4% 1.7x Fund VI 2009 $285 114% 15.5% 2.0x Fund VII 2011 $300 111% 16.9% 2.2x Fund VIII 2012 $268 114% 20.6% 2.3x Fund IX 2014 $350 112% 16.6% 1.8x Fund X 2015 $332 111% 18.0% 1.8x SEF 2017 $104 98% 25.5% 1.9x Fund XI 2017 $315 101% 18.9% 1.7x Fund XII 2018 $382 97% 19.5% 1.5x Fund XIII 2019 $397 83% 16.7% 1.3x Fund XIV 2020 $394 67% 17.7% 1.2x SEF II 2020 $123 40% - - Fund XV 2021 $435 47% - - Fund XVI 2022 $433 21% - - Fund XVII 2022 $329 1% - - Fund XVIII 2023 $57 - - - Secondary Funds (Fund size as of 6/30/23, performance as of 3/31/23) SOF I 2009 $264 112% 21.1% 1.7x SOF II 2013 $425 110% 10.4% 1.3x SOF III 2018 $400 100% 39.9% 1.7x SOF III Overage 2020 $87 89% 33.3% 1.5x SOF IV 2021 $797 24% - - Co-Investment Funds (Fund size as of 6/30/23, performance as of 3/31/23) Direct I 2010 $109 82% 42.8% 3x Direct II 2014 $250 88% 26.5% 2.5x Direct III 2018 $385 92% 24.1% 1.7x Direct IV 2021 $645 46% - - Combination Funds (Fund size as of 6/30/23, performance as of 3/31/23) Multi-Strat I 2022 $301 28% - - Multi-Strat II 2023 $143 - - - Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 6/30/23, performance as of 3/31/23) Fund I 2007 $311 93% 13.2% 2.9x Fund II 2010 $342 83% 20.6% 4.9x Fund III 2013 $409 92% 18.9% 3.3x Fund IV 2015 $408 91% 29.1% 3.3x Fund V 2017 $460 89% 31.4% 2.3x Fund VI 2019 $611 96% 15.8% 1.3x Fund VII 2021 $769 31% – – Fund VIII 2023 $216 1% – – Seed & Micro I 2019 $174 72% – – Seed & Micro II 2022 $176 10% – – Blockchain I 2022 $65 22% – – Co-Investment Funds (Fund size as of 6/30/23, performance as of 3/31/23) Direct Fund I 2015 $125 96% 34.1% 3.1x Direct Fund II 2019 $196 100% 12.8% 1.3x Direct Fund III 2021 $181 39% – – Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Impact Funds (Fund size as of 6/30/23, performance as of 3/31/23) Impact Credit – $1,107 – 7.2% 1.1x Impact Equity – $589 – 20%+ 1.2x Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC GP Stakes Funds (Fund size as of 6/30/23, performance as of 3/31/23) Fund I 2019 $724 74% 18.5% 1.4x Fund II 2022 $658 27% - - Co-invest 2022 $36 52% - - Notes: See performance disclosure notes at the back of this presentation.

Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC NAV Lending Funds (Fund size as of 6/30/23, performance as of 3/31/23) Fund I 2013 $106 119% 11.0% 1.3x Fund II 2017 $203 74% 11.3% 1.4x Fund III 2021 $400 77% 12.5% 1.1x Fund IV 2022 $295 - - - Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Credit Funds (Fund size as of 6/30/23, performance as of 3/31/23) VLL I 1994 $47 100% 63.3% 5.9x VLL II 1997 $110 100% 61.4% 2.7x VLL III 2000 $217 75% 4.3% 1.2x VLL IV 2004 $250 100% 15.9% 2.2x VLL V 2007 $270 75% 9.9% 1.8x VLL VI 2010 $294 95% 13.9% 1.9x VLL VII 2012 $375 100% 11.8% 1.7x VLL VIII 2015 $424 98% 11.3% 1.5x VLL IX 2018 $460 100% 16.0% 1.4x WTI X 2021 $500 41% 9.5% 1.1x Performance Summary (continued) Preeminent investment teams with a superior track record across portfolio solutions1 Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds (Fund size as of 6/30/23, performance as of 3/31/23) Fund I 1998 $101 94% 12.7% 2.1x Fund II 2007 $152 100% 12.4% 1.7x Fund III 2013 $230 95% 25.3% 2.5x Fund IV 2019 $230 63% – – Credit Funds (Fund size as of 6/30/23, performance as of 3/31/23) Fund I 2006 $162 93% 12.2% 2.0x Fund II 2011 $227 100% 8.6% 1.7x Fund III 2016 $289 74% 25.0% 2.5x Fund IV 2022 $324 33% – – Notes: 1. See performance disclosure notes at the back of this presentation.

Investment Teams Led by Management Teams with Sustained Track Records of Success Ownership structure aligned with investors | Carried interest aligned with investment teams Private Equity Solutions Dave McCoy Managing Partner and Director 24+ Years of Experience Ajay Chitkara Managing Partner 25+ Years of Experience Jon Madorsky Managing Partner 22+ Years of Experience Brad Pilcher Partner 19+ Years of Experience Charlie Huebner Managing Partner 32+ Years of Experience Farhad Dehesh Partner 26+ Years of Experience Tom Danis Managing Partner 27+ Years of Experience AVG. YEARS AT FIRM YEARS OF EXPERIENCE 14+ 25+ AVG. YEARS AT FIRM YEARS OF EXPERIENCE 13+ 23+ Venture Capital Solutions Edwin Poston General Partner, Co-Founder, and Director 26+ Years of Experience Mindy Isenstein Principal 14+ Years of Experience Mel Williams General Partner and Co-Founder 27+ Years of Experience Kate Simpson Principal 19+ Years of Experience Andrew Winslow Principal 14+ Years of Experience Caleb Ollech Vice President 14+ Years of Experience Notes: Please note the referenced individuals are not inclusive of all members of the respective investment teams.

Investment Teams Led by Management Teams with Sustained Track Records of Success Ownership structure aligned with investors | Carried interest aligned with investment teams Private Credit Solutions Private Credit Solutions Maurice Werdegar Investment Partner & Chairman 23+ Years of Experience Doug Cruikshank Managing Partner & Founder 33+ Years of Experience Whit Edwards Managing Partner 24+ Years of Experience David Wanek Investment Partner & CEO 24+ Years of Experience Rafael Castro Partner 26+ Years of Experience Marshall White Managing Partner 20+ Years of Experience Dave Gravano Investment Partner 19+ Years of Experience Rich Davis Partner 23+ Years of Experience Jonathan Blanco Managing Partner 25+ Years of Experience Rudy Ruano Investment Partner 22+ Years of Experience Scott Snow Managing Partner 20+ Years of Experience AVG. YEARS AT FIRM YEARS OF EXPERIENCE 16+ 24+ Notes: Please note the referenced individuals are not inclusive of all members of the respective investment teams.

Investment Teams Led by Management Teams with Sustained Track Records of Success Ownership structure aligned with investors | Carried interest aligned with investment teams Impact Investing Solutions Michael Korengold President & CEO 27+ Years of Experience Richard Montgomery Partner 23+ Years of Experience Shane McCarthy Managing Partner 21+ Years of Experience Mark Slusar Principal 22+ Years of Experience AVG. YEARS AT FIRM YEARS OF EXPERIENCE 17+ 23+ Notes: Please note the referenced individuals are not inclusive of all members of the respective investment teams.

Highly Diversified, Multi-Asset Investment Platform and Investor Base Differentiated investor base combined with institutional and international distribution Investor Base Regions FPAUM Investor Base by Channel 50 States 55 Countries 6 Continents Notes: 1. Reflects FPAUM percentage by investor committed capital, excluding GP commitments, to currently active funds across RCP Advisors, TrueBridge, Five Points, Enhanced, Bonaccord, Hark, and WTI. 2. Includes sovereign wealth funds, consultant-based relationships, and other foreign institutional investors. Investor Base by Channel1 (As of Q2’23) ● Family Offices / Wealth Managers (25%) ● Public Pensions (22%) ● Financial Institutions (17%) ● Endowments / Foundations (14%) ● Corporate Pensions (9%) ● Insurance Companies (7%) ● Other (6%)2

Fee Paying Assets Under Management Across Diversified Vehicles Multi-asset investment platform with strong organic growth Diversified Base and Growth Across Vehicles  KEY METRICS FPAUM Composition (As of Q2’23) Primary Solutions Direct & Co-Investments Secondary Investments $13.0Bn FPAUM as of Q2’23 20% Organic FPAUM CAGR Q4’20 PF – Q2’23 $7.8Bn FPAUM as of Q2’23 16% Organic FPAUM CAGR Q4’20 PF – Q2’23 $1.4Bn FPAUM as of Q2’23 23% Organic FPAUM CAGR Q4’20 PF – Q2’23 FPAUM Composition (As of Q2’23) ● Primary Solutions 59% ● Direct & Co-Investments 35% ● Secondary Investments 6% ● Primary Solutions 61% ● Direct & Co-Investments 32% ● Secondary Investments 7% Notes: Organic FPAUM on a pro forma basis assumes the acquisitions of WTI, Bonaccord, and Hark were completed as of December 31, 2020.

FPAUM and Average Fee Rate Detail Robust organic FPAUM growth and stable, attractive fee rates 16% CAGR ORGANIC FPAUM GROWTH1 ($Bn) 24% 4% 30% 11% Quarterly average fee rates show the basis points attributable to base management fees and catch-up fees3. AVERAGE FEE RATE2 (Bps) 18.0 18.7 20.1 103 106 115 Average Q2’23 Actual Fee Rate: 113bps Notes: Organic FPAUM is calculated on a pro forma basis assuming the acquisitions of WTI, Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2018. The average fee rates shown in the graph are calculated as actual average FPAUM as a quotient of actual revenue. Catch-up fees are earned from investors that committed during the fundraising period of funds originally launched in prior periods, and as such, the investors are required to pay a catch-up fee as if they had committed to the fund at the first closing. While catch-up fees are not a significant component of our overall revenue stream, they may result in a temporary increase in our revenues in the period in which they are recognized. Q1’23 organic FPAUM growth is the pro forma FPAUM growth from Q1’22 to Q1’23. Q2’23 organic FPAUM growth is the pro forma FPAUM growth from Q2’22 to Q2’23. Note: “PF” refers to calculations made on a pro forma basis. “A” refers to calculations made on an actual basis. 106 21.4 12% 10% 113 21.9

Experienced Management with Aligned Incentives and Proven Organic and Inorganic Track Record Deep bench of talent with long history of investing Leadership Years of Experience Robert Alpert Co-CEO & Chairman of the Board 30+ C. Clark Webb Co-CEO & Director 17+ William “Fritz” Souder COO 20+ Amanda Coussens CFO & CCO 21+ Extensive investment pipeline with a long list of potentially attractive and actionable opportunities Specialized Private Markets Solutions Years of Experience Dave McCoy Managing Partner & Director Private Equity Solutions 23+ Edwin Poston Managing Partner & Director Venture Capital Solutions 26+ Whit Edwards Managing Partner Private Credit Solutions 24+ Michael Korengold Managing Partner Impact Investing Solutions 27+ Key P10 Criteria Market-leading, differentiated platform Track record of strong investment performance Proven, committed management team Established and committed investor base

A Differentiated Investment Firm 1 2 3 4 5 6 7 Premier Private Markets Solutions Provider Well Positioned in Attractive, Specialized, and Growing Global Markets Distinct Market Access, Deal Flow, and Data Analytics to Navigate Private Markets Preeminent Investment Teams Delivering Strong Performance Highly Diversified, Multi-Asset Investment Platform and Investor Base Fee Paying Assets Under Management Across Diversified Vehicles Experienced Management Team with Aligned Incentives and Proven Organic and Inorganic Track Record Notes: Past performance is not a guarantee of future results. There can be no assurance that a fund will achieve comparable results as any prior investments or prior investment funds.

Simple Yet Powerful Financial Model RELIABLE Revenues consist almost exclusively of recurring, predictable management fees averaging 105 bps on FPAUM Robust Healthy M&A pipeline to accelerate free cash flow growth Powerful Highly-efficient revenue to free cash flow conversion Consistent Limited tax leakage with approximately $550M in tax assets Superior Peer-leading profitability with superior Adj. EBITDA margins

Second Quarter 2023 Financial Highlights Strong organic growth drives durable earnings power Fee paying assets under management (FPAUM) were $22.2Bn, an increase of 20% compared to June 30, 2022. In the quarter, $1.3Bn of fundraising and capital deployment was offset by $708MM in stepdowns and expirations.1 Notes: For the trailing twelve months, expirations and stepdowns totaled $1.7Bn. We estimate an additional $320MM in stepdowns and expirations in the remainder of 2023, for a total estimated stepdown and expiration of $1.5Bn for the FY 2023. FPAUM on a pro forma basis assumes the acquisition of WTI was completed as of January 1, 2022. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented.

Non-GAAP Financial Measures (unaudited) Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures, which are reconciled in the table above. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budgets, and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. In order to compute Adjusted EBITDA, we adjust our GAAP Net Income for the following items: Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation) The cost of financing our business Non-Recurring Transaction Fees include the following: Acquisition-related expenses which reflect the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory; Registration-related expenses include professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs which may be incurred subsequent to our Initial Public Offering, and the effects of income taxes. Adjusted Net Income reflects net cash paid for federal and state income taxes. In the Second Quarter of 2022 the Company received a state tax refund of $353,000, thus increasing Adjusted Net Income. In the Second Quarter of 2023 the Company received a state tax refund of $327,000, thus increasing Adjusted Net Income. (1) Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, restricted stock awards, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented.

Consolidated Balance Sheets (unaudited)

Key Terms & Supplemental Information Fully Diluted ANI EPS Fully diluted Adjusted Net Income Earnings Per Share is a calculation that assumes all the Company’s securities were converted into shares, not just shares that are currently outstanding. Net IRR Refers to Internal Rate of Return net of fees, carried interest and expenses charged by both the underlying fund managers and each of our solutions. Net ROIC Refers to return on invested capital net of fees and expenses charged by both the underlying fund managers and each of our solutions. Fund Size Refers to the total amount of capital committed by investors and, when applicable, the U.S. Small Business Administration to each fund disclosed. Called Capital Refers to the amount of capital provided from investors, expressed as a percent of the total fund size. PF Refers to “pro forma” and indicates a number that was adjusted from actual. A Refers to “actual” and indicates a number that is unadjusted.  Supplemental Share Information Class A shares (CUSIP # 69376K106) trade on the NYSE as PX and have one vote per share. Class B shares (CUSIP # 69376K205) are not tradeable in the open market and have ten votes per share. The Class B shares are convertible at any time at the option of the holder into Class A shares on a one-for-one basis, irrespective of whether or not the holder is planning to sell shares at that time. All previous shareholders of P10 Holdings, Inc. (OTC: PIOE) had their shares converted to Class B shares of P10 at the time the Company was listed on the NYSE. The simplest way to sell Class B shares is to first contact your broker and convert them to Class A shares, which can then be sold on the NYSE. Further note that Class B shares held by P10 insiders are under a lock up agreement. Please refer to our amended and restated certificate of incorporation for a full description of the Class A and Class B shares. Ownership Limitations P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10. Below is a description of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. Fee Paying Assets Under Management (FPAUM)  FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Adjusted EBITDA In order to compute Adjusted EBITDA, we adjust our GAAP net income for the following items: Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation); The cost of financing our business; Acquisition-related expenses which reflects the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory, as well as bonuses paid to employees directly related to the acquisition; Registration-related expenses includes professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs associated with which may be incurred subsequent to our Initial Public Offering; and The effects of income taxes Adjusted Net Income (ANI): We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budget and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes.

Additional Disclaimers Performance Disclaimer The historical performance of our investments should not be considered as indicative of the future results of our investments or our operations or any returns expected on an investment in our Class A common stock. In considering the performance information contained in this prospectus, prospective Class A common stockholders should be aware that past performance of our specialized investment vehicles or the investments that we recommend to our investors is not necessarily indicative of future results or of the performance of our Class A common stock. An investment in our Class A common stock is not an investment in any of our specialized investment vehicles. In addition, the historical and potential future returns of specialized investment vehicles that we manage are not directly linked to returns on our Class A common stock. Therefore, you should not conclude that continued positive performance of our specialized investment vehicles or the investments that we recommend to our investors will necessarily result in positive returns on an investment in our Class A common stock. However, poor performance of our specialized investment vehicles could cause a decline in our ability to raise additional funds and could therefore have a negative effect on our performance and on returns on an investment in our Class A common stock. The historical performance of our funds should not be considered indicative of the future performance of these funds or of any future funds we may raise, in part because: market conditions and investment opportunities during previous periods may have been significantly more favorable for generating positive performance than those we may experience in the future; the performance of our funds is generally calculated on the basis of net asset value of the funds’ investments, including unrealized gains, which may never be realized; our historical returns derive largely from the performance of our earlier funds, whereas future fund returns will depend increasingly on the performance of our newer funds or funds not yet formed; our newly established funds typically generate lower returns during the period that they initially deploy their capital; changes in the global tax and regulatory environment may affect both the investment preferences of our investors and the financing strategies employed by businesses in which particular funds invest, which may reduce the overall capital available for investment and the availability of suitable investments, thereby reducing our investment returns in the future; in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in private markets alternatives and high liquidity in debt markets, which may cause an increase in cost and reduction in the availability of suitable investments, thereby reducing our investment returns in the future; and the performance of particular funds also will be affected by risks of the industries and businesses in which they invest. Enhanced Capital Performance Disclosures: Performance information shown for deal activity from 05/06/02 through 3/31/23. All investments bear the risk of loss. Past performance is not indicative of future results. All statistics exclude “Outreach Deals” which are transactions that Enhanced executes for pure impact, without expectation of financial return. A list of these deals is available upon request. Total Blended Net is hypothetical and assumes .75x leverage, leverage cost of 4% per annum from 2002 through 2021 and 5% in 2022, 1.5% management fee on capital deployed, 45% leverage paydown per period, based on available cashflow, 15% carried interest above 7% hurdle with an 80% carry catch up. The unrealized component of the returns is based on the 3/31/23 fair value of the investment and assumes liquidation at that FMV on 4/01/23. Excludes fund-level professional fees. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Actual returns may differ materially. Impact Equity excludes Low-Income Housing Tax Credits and New Markets Tax Credits which are not offered to non-bank investors. Historic Tax Credit deals with a 1-year credit assume a 0% Management Fee and a 30% Profit Share. Historic Tax Credit deals with a 5-year credit assume a 0.5% Management Fee and a 20% Profit Share. IRRs for Historic Tax Credit transactions are not recorded as the credits trade at a discount to par. The IRRs reflected only represent Renewable Energy Tax Credit transactions and are the product of a very short hold period. All investments bear the risk of loss. Risks include recapture due to lack of following program compliance rules. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest.

Disclaimers RCP Advisors Performance Disclosures: The historical returns of RCP Advisors are not necessarily indicative of the future performance of a Fund and there can be no assurance that the returns described herein or comparable returns will be achieved by any Fund. Performance metrics are presented for the limited partners of each respective Fund as a single class, taken as a whole. Certain limited partners, who have met specific requirements, may have different preferred returns, as well as different carry percentages. In addition, the General Partner of each Fund may agree to reduce the management fees for certain limited partners in accordance with the applicable Fund’s Partnership Agreement. The actual performance returns of each investor may vary and are dependent upon the specific preferred return hurdles, management fees, and carried interest expense charged to such investor and the timing of capital transactions for such investor. Performance Metrics (Highest Fee Rate). ROIC: Represents the return on invested capital of a “representative investor” in a particular Fund. ROIC is calculated by dividing the sum of the representative investor’s distributions plus capital balance by capital contributed. Representative investor’s capital balance is the book assets (fair value of unrealized investments plus cash on hand and miscellaneous assets) less the liabilities at the measurement date. D/PI: Calculated by dividing a representative investor’s cumulative distributions by the sum of capital contributions. IRR: Represents the internal rate of return of a “representative investor” in a particular Fund. IRR is a time-weighted average expressed as a percentage. The IRR of an investment is the discount rate at which the net present value of costs (negative cash flows) of the investment equals the net present value of the benefits (positive cash flows) of the investment, including the current value of unrealized investments. Net Performance Metrics (Highest Fee Rate). Net ROIC, Net D/PI, and Net IRR reflects the return of a “representative investor” in a particular Fund that: (i) is in good standing; (ii) where more than one investment vehicle is established to accommodate investors with different tax and/or regulatory requirements, invested in such Fund via the Delaware “onshore” vehicle; (iii) subscribed at the earliest closing in which unaffiliated LPs paying the highest level of fees and expenses (including, without limitation, management fees, carried interest and, in the case of certain earlier vintage RCP Funds, “due diligence fees,” if applicable) chargeable to an investor in such Fund were admitted; (iv) is not affiliated with the Fund’s general partner; and (v) is/was not excused or excluded from any underlying investments made by such Fund. The historical returns of RCP Advisors are not necessarily indicative of the future performance of a Fund and there can be no assurance that the returns described herein or comparable returns will be achieved by any Fund. The actual performance returns of each investor may vary (in some cases, materially) and are dependent on a number of factors including, but not limited to, (a) the timing of an investor’s capital contributions, including as a result of a later subscription date and lower preferred return, (b) differences in fees or expenses allocable to certain investors as a result of taxes or other considerations, (c) the fact that certain investors may have negotiated reduced, waived or otherwise modified management fee and/or carried interest rates with the Fund’s general partner, and (d) the excuse or exclusion of an investor from one or more of such Fund’s investments. Accordingly, the actual performance of an individual investor may differ from the returns presented herein. In addition, because RCP typically utilizes a subscription-based credit facility to bridge capital calls for its commingled Funds, many investments have been initially funded using a subscription line of credit. For purposes of the fund-level Net IRR calculation, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the relevant Fund made the underlying investment with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). Furthermore, the fund-level Net IRR and Net ROIC calculations used herein measure the actual value of realized investments and estimated fair value of unrealized investments (as reported to RCP by the general partners of the underlying investments). There can be no assurance that unrealized investments will be realized at the valuations used to calculate the Net IRRs and Net ROICs contained herein, and additional fund expenses and investment related expenses to be incurred during the remainder of a particular Fund’s term remain unknown and, therefore, are not factored into the Net IRR and Net ROIC calculations. Any anticipated carried interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net “unrealized value” of remaining investments represent valuation estimates made by RCP using the most recent valuation data provided by the general partners of the underlying investments. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net “unrealized values” used in connection with calculations referenced herein. RCP Fund Performance Data – Selection Criteria. The performance tables herein reflect the past performance of RCP’s commingled (i) funds-of-funds and dedicated secondary funds which are at least 50% funded (in the aggregate) at the underlying investment level and (ii) dedicated co-investment funds which have called at least 50% of capital commitments at the RCP Fund level; accordingly, certain other investment vehicles (including discretionary and non-discretionary separate accounts) which RCP has sponsored, advised, or sub-advised have been excluded. Performance information for RCP’s later vintage-year funds is not included in the performance tables contained herein; RCP believes that the results are not yet meaningful, and analysis of later vintage fund data may be irrelevant. Performance metrics are preliminary, estimated and subject to change.

Disclaimers RCP Advisors Performance Disclosures (Continued): Emerging Managers: Defined as young and small private equity managers raising institutional capital for their first or second lower middle market North American buyout-focused fund including firms early in their existence; transition groups which have spun out of larger firms; fundless sponsors; and in the case of SEF (Main) & SEF II, managers raising funds of $250MM or less in size. Net Gross performance metrics are presented net of underlying fund fees and expenses, but gross of RCP management fees, carried interest, and expenses. RCP SEF Performance. Because RCP’s inaugural “small and emerging manager” fund (which was structured using two distinct parallel investment vehicles – RCP Small and Emerging Fund, LP (“SEF (Main)”) and RCP Small and Emerging Parallel Fund, LP (“RCP SEF Parallel”) – only accepted commitments from two unaffiliated (anchor) investors, the performance returns of SEF (Main) and RCP SEF Parallel contained herein reflect fee/carry rates not typically associated with RCP’s commingled funds (specifically, unaffiliated investors in such vehicles pay 0% management fees and 10% carried interest). The SEF (Main) and RCP SEF Parallel returns would be reduced by the effect of typical management fees charged to investors in RCP’s commingled funds. Performance information for RCP SEF Parallel is not included in the performance tables contained herein. As of 3/31/23, RCP SEF Parallel has a Net IRR of 25.3%, Net ROIC of 1.9x, and Net D/PI of 0.57. Direct Fund Performance. With limited exceptions, Direct Funds generally do not pay third-party management fees since the Direct Funds invest directly (or indirectly through special purpose vehicles) in equity investments and not in other private equity funds. The Direct Fund returns would be reduced by the effect of typical third-party management fees charged to RCP’s commingled primary and secondary funds. With respect to Direct IV only, an investor who contemporaneously made (or agreed to make) aggregate capital commitments to one or more RCP primary fund(s) (e.g., Fund XVI) or secondary fund(s) (e.g., SOF IV) in an amount no less than two (2) times the amount of such investor’s commitment to Direct IV, was eligible to be designated as a “Platform Limited Partner” and thus pay discounted management fees and carried interest in connection with its investment in Direct IV. The Direct IV returns of a non-Platform Limited Partner would be lower than the returns of a Platform LP due to the effect of higher fees/carried interest charged to such non-Platform LP. Max Out-of-Pocket. Refers to the amount of capital that an LP has contributed to the fund as of a specified date. As an example, for an LP capital commitment of $10MM to a particular RCP Fund with a max-out-of-pocket exposure of 55%, the investor has contributed $5.5MM of out-of-pocket capital to date and the remaining $4.5MM was funded by early liquidity and distributions from that Fund. Performance metrics are preliminary, estimated and subject to change. Realized vs. Unrealized Investments. The fund-level Net IRR and Net ROIC calculations used herein measure the actual value of realized investments and estimated fair value of unrealized investments (as reported to RCP by the general partners of the underlying investments), which involves significant elements of subjective judgment and analysis. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the Net IRRs and Net ROICs contained herein, and additional fund expenses and investment related expenses to be incurred during the remainder of a RCP Advisors Performance Disclosures (Continued): particular Fund’s term remain unknown and, therefore, are not factored into the Net IRR and Net ROIC calculations. Any anticipated carried interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net “unrealized value” of remaining investments represent valuation estimates made by RCP using the most recent valuation data provided by the general partners of the underlying investments. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net “unrealized values” used in connection with calculations referenced herein. Effects of Leverage on IRRs. Because RCP typically utilizes a subscription-based credit facility to bridge capital calls for its commingled Funds, many investments have been initially funded using a subscription line of credit. For purposes of the fund-level Net IRR calculation, the use of a subscription line of credit increases the IRR (in situations where the IRR is positive), as the IRR calculation takes into account the amount of time capital is outstanding and is based upon the capital call due date, rather than the date the relevant Fund made the underlying investment with borrowed funds. Accordingly, the related delay of capital calls will increase the fund-level Net IRR reflected herein (in some cases, materially). Past performance does not predict, and is not a guarantee of, future results. RCP’s investment strategy is subject to significant risks and there is no guarantee that any RCP Fund will achieve comparable results as any prior investments or prior investment funds of RCP. The performance information presented reflects 3/31/23 cash flows with 3/31/23 underlying investment valuations unless stated otherwise. Performance metrics are preliminary, estimated and subject to change. Performance information for RCP’s later vintage-year funds is not included in the performance tables contained herein; RCP believes that the results are not yet meaningful, and analysis of later vintage fund data may be irrelevant. Funds that are fully liquidated (Fund I, Fund II, Fund III). Funds that are currently investing (SEF II, Multi-Strategy II, Fund XVIII, SOF IV, Direct IV).

Disclaimers Hark Performance Disclosures: ROIC: Represents the return on invested capital. ROIC is calculated by dividing the sum of distributions plus total partners’ capital by capital contributed. Total partners’ capital balance is the book assets (fair value of unrealized investments plus cash on hand and miscellaneous assets) less the liabilities at the measurement date. IRR: Represents the internal rate of return of the Fund. IRR is a time-weighted average expressed as a percentage. The IRR of an investment is the discount rate at which the net present value of costs (negative cash flows) of the investment equals the net present value of the benefits (positive cash flows) of the investment, including the current value of unrealized investments. Net ROIC, Net D/PI, and Net IRR: Reflects limited partner returns after allocation of management fees, general fund expenses, investment expenses, income earned on cash and cash equivalents, any carried interest to the general partner, and any other fees and expenses. Based on the highest applicable rate of management fees and carried interest to the general partner, as of 9/30/22, Hark II would have generated an 11.15% Net IRR and Hark III would have generated a 13.23% Net IRR. Not all limited partners pay the same management fee or carried interest. Furthermore, limited partners’ IRRs may vary based on the dates of their admittance to the Fund. There can be no assurance that unrealized investments will be realized at the valuations used to calculate the ROICs and IRRs contained herein and additional fund expenses and investment related expenses to be incurred during the remainder of the Fund’s term remain unknown and, therefore, are not factored into the calculations. Any anticipated Carried Interest reduces the net returns of unrealized investments. Calculations used herein which incorporate estimations of the net “unrealized value” of remaining investments represent valuation estimates made by RCP using the most recent valuation data provided by the general partners of the underlying funds. Such estimates are subject to numerous variables which change over time and therefore amounts actually realized in the future will vary (in some cases materially) from the estimated net “unrealized values” used in connection with calculations referenced herein. Past performance is not a guarantee of future results, and there can be no assurance that any fund will achieve comparable results. Bonaccord Performance Disclosures: Net Performance for Bonaccord Capital Partners I is determined assuming a limited partner was admitted at the first closing and is subject to a 2.0% management fee during the investment period and a 1.5% management fee thereafter, a 20.0% carry, an 8.0% preferred return, and a 2.5% expense ratio (determined by dividing (a) inception-to-date LP contributions attributable to expenses by (b) inception-to-date LP contributions). Certain investors were subject to lower management fee rates and/or carried interest, and accordingly experienced higher net returns. Bonaccord values its investments at estimated fair value as determined in good faith by Bonaccord. Valuations involve a significant degree of judgment. Due to the generally illiquid nature of the securities held, fair values determined Bonaccord may not reflect the prices that actually would be received when such investments are realized. The actual realized returns on unrealized investments will depend on, among other factors, future operating results and cash flows, future fundraising, the performance of the investment funds now existing or subsequently launched by the relevant sponsors, any related transaction costs, market conditions at the time of disposition and manner of disposition of investments, all of which could differ from the assumptions on which the valuations used in the performance data contained herein are based. Thus, the return for each such investment calculated after its complete realization most likely will vary from the return shown for that investment in this presentation. Similarly, the return for BCP I calculated after the complete realization of all of its investments most likely will vary from the return shown herein in the aggregate.

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